UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2024

INTELLIGENT BIO SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

142 West, 57th Street, 11th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 828-8258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 17, 2024, Intelligent Bio Solutions Inc. (the “Company”) was informed that Lawrence Fisher, a member of the Company’s Board of Directors (the “Board”) had passed away on June 5, 2024. Mr. Fisher had served as a member of the Board since August 2020, and was a member of the Board’s Audit Committee and Compensation Committee at the time of his passing. The Company offers condolences to Mr. Fisher’s family and loved ones.

Mr. Fisher was a distinguished securities lawyer in New York City for over 40 years. Born in New York, NY, Mr. Fisher attended Horace Mann High School and furthered his education at Columbia College and Columbia Law School and was a Research Fellow at the London School of Economics. He was a Partner at Orrick, Herrington & Sutcliffe for 11 years until his retirement in 2002, where he served as Partner-In-Charge of the New York office and was a member of the firm’s Executive Committee. Prior to Orrick, Mr. Fisher was a partner at Kelley, Drye & Warren for 10 years, including 3 years on the Executive Committee. Earlier in his career, he was an associate and then partner at Parker, Chapin and Flattau for over 20 years.

As a result of Mr. Fisher’s passing, the Board, upon the recommendation of the Board’s Nominating and Corporate Governance Committee (the “Nominating Committee”), reduced the size of the Board to four members. To fill the vacancies caused by Mr. Fisher’s passing, the Board, upon the recommendation of the Nominating Committee, appointed Steven Boyages to the Audit Committee and Jason Isenberg to the Compensation Committee. As a result of the new committee appointments, the committees of the Board of Directors now consist of the following members:

●	Audit Committee: Nicola Fraser (Chair), Jonathan Hurd and Steven Boyages.
●	Compensation Committee: Jonathan Hurd (Chair), Steven Boyages, and Jason Isenberg.
●	Nominating and Corporate Governance Committee: Steven Boyages (Chair), Jonathan Hurd, and Jason Isenberg.

The information contained in Item 7.01 of this Current Report on Form 8-K, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2024
INTELLIGENT BIO SOLUTIONS INC.

	By:	/s/ Spiro Sakiris
	Name:	Spiro Sakiris
	Title:	Chief Financial Officer